UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________________________________

Date of Report (Date of earliest event reported): May 14, 2012

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

62 Fourth Avenue, Waltham, Massachusetts 02451
(Address of principal executive offices)   (Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Mr. Charles R. LaMantia’s term as a Class II Director of the Corporation concluded effective as of the NeuroMetrix, Inc. (the “Corporation”) Annual Meeting of Stockholders held on May 14, 2012 (the “Annual Meeting”). The Corporation thanks Mr. LaMantia for his dedicated service to the Board and to the Corporation.

(e) At the Annual Meeting, the stockholders of the Corporation approved the Corporation’s Fourth Amended and Restated 2004 Stock Option and Incentive Plan (the “2004 Stock Option and Incentive Plan”) and Amended and Restated 2010 Employee Stock Purchase Plan (the “2010 Employee Stock Purchase Plan”). Descriptions of the terms and conditions of the 2004 Stock Option and Incentive Plan and the 2010 Employee Stock Purchase Plan are set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “Commission”) on April 16, 2012 and are incorporated herein by reference. Such descriptions are qualified entirely by reference to the actual terms of the 2004 Stock Option and Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto, and the actual terms of the 2010 Employee Stock Purchase Plan, a copy of which is filed as Exhibit 10.2 hereto.

Item 5.07    Submission of Matters to a Vote of Security Holders

The Corporation’s Annual Meeting was held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111. Of the Corporation’s 12,786,313 shares of common stock issued and outstanding and eligible to vote as of the record date of April 11, 2012, a quorum of 7,091,974 shares, or 55.47% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the Proxy Statement. The following actions were taken at the Annual Meeting:

1.	Reelection of the following Class II director of the Corporation, to hold office until the Corporation’s 2015 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

	Voted For	Withheld Authority	Broker Non-Votes
Shai N. Gozani, M.D., Ph.D.	2,305,091	440,159	4,346,724

After the meeting, Allen J. Hinkle, M.D. and Timothy R. Surgenor continued to serve as the Corporation’s Class I directors for terms which expire in 2014, and David E. Goodman, M.D. and Nancy E. Katz continued to serve as the Corporation’s Class III directors for terms which expire in 2013.

2.	Approval of the 2004 Stock Option and Incentive Plan which, among other things, increases the number of shares of the Corporation’s common stock authorized for issuance thereunder by 1,000,000 shares. The voting results were 2,146,405 votes for, 597,150 votes against, and 1,695 votes abstaining, with 4,346,724 broker non-votes.

3.	Approval of the 2010 Employee Stock Purchase Plan which, among other things, increases the number of shares of the Corporation’s common stock authorized for issuance thereunder by 100,000 shares, subject to further adjustment annually as provided therein. The voting results were 1,478,630 votes for, 1,264,341 votes against, and 2,279 votes abstaining, with 4,346,724 broker non-votes.

4.	Ratification of the selection of PricewaterhouseCoopers LLP to serve as the Corporation’s independent registered public accounting firm for the year ending December 31, 2012. The voting results were 6,931,658 votes for, 143,739 votes against and 16,577 votes abstaining, with no broker non-votes.

Item 9.01 Exhibits

Exhibit Number	Description
10.1	Fourth Amended and Restated 2004 Stock Option and Incentive Plan (incorporated by reference to Appendix A of the Definitive Proxy Statement of NeuroMetrix, Inc. filed on April 16, 2012)
10.2	Amended and Restated 2010 Employee Stock Purchase Plan (incorporated by reference to Appendix B of the Definitive Proxy Statement of NeuroMetrix, Inc. filed on April 16, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: May 14, 2012	By:	/s/ THOMAS T. HIGGINS
Thomas T. Higgins Senior Vice President, Chief Financial Officer and Treasurer